UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 23, 2020

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

An Annual Meeting of Shareholders of Rave Restaurant Group, Inc. (the “Company”) was held on June 23, 2020.  Of the 15,132,040 shares of common stock of the Company entitled to vote at the meeting, 8,957,204 shares were represented at the Annual Meeting in person or by proxy.

Proposal One – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Withheld	Broker Non-Votes

Mark E. Schwarz	7,781,961	1,175,243	-0-
Brian T. Bares	8,287,523	669,681	-0-
Clinton J. Coleman	7,521,430	1,435,774	-0-
William C. Hammett, Jr.	7,432,303	1,524,901	-0-
Robert B. Page	7,461,378	1,495,826	-0-
Ramon D. Phillips	7,461,628	1,495,576	-0-

Proposal Two - Advisory Vote on Resolution to Approve Executive Compensation

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s Proxy Statement dated May 8, 2020, including the compensation tables and narrative discussion.”

At the Annual Meeting, 8,359,791 shares were voted in favor of the Say-On-Pay Resolution; 295,450 shares were voted against the Say-On-Pay Resolution; 301,963 shares abstained from voting on the Say-On-Pay Resolution; and there were no broker non-votes on the Say-On-Pay Resolution.

Proposal No. 3 – Advisory Vote on Say-On-Frequency Proposal

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following Say-On-Frequency Proposal:

“PROPOSED, that the frequency with which the Company shall submit to its shareholders for an advisory vote a resolution approving the compensation of its named executive officers shall be either (select one):  (i) every year; (ii) every two years; or (iii) every three years.”

With respect to the Say-On-Frequency Proposal, 8,453,354 shares were voted in favor of “Every Year;” 69,795 shares were voted in favor of “Every Two Years;” 34,277 shares were voted in favor of “Every Three Years;” 399,778 shares abstained from voting on the Say-On-Frequency Proposal; and there were no broker non-votes on the Say-On-Frequency Proposal.

Other Matters

No other matters were voted on at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rave Restaurant Group, Inc.

Date: June 26, 2020	By:	/s/ CLINTON D. FENDLEY
Clinton D. Fendley
Vice President – Finance
(principal financial officer)